Barclays Back-to-School Conference 2013

September 4, 2013

P&G

Agenda

- Results and Outlook
- Key Strategies and Focus Areas
- Frequently Asked Questions
- Q&A

FY 2013 Results
Organic Sales Growth

6%
5%
4%
3%
2%
1%
0%
-1%
3%
4%
3%
3%
FY 10
FY 11
FY 12
FY 13

FY 2013 Results

% of Sales In-Line or Growing Value Share

70%
60%
50%
40%
30%
20%
10%
0%
AMJ 12
JAS 12
OND 12
JFM 13
AMJ 13

Market share data is value basis, constant currency.

FY 2013 Results
Core EPS Growth

10%
8%
6%
4%
2%
0%
-2%
5%
7%
-1%
5%
FY 10
FY 11
FY 12
FY 13

* History adjusted for Snacks moving to Discontinued Operations.

FY 2013 Results
Productivity & Cost Savings

Delivering Productivity Goals			
	Initial Targets	Actual	Difference
COGS Savings	$1.2B	$1.2B+	+
Manufacturing Productivity	5%	7%	+2 points
Non-Manufacturing Overhead Role Reduction	5,700	7,000 (as of 6/30/13)	+1,300

FY 2013 Results

Adjusted Free Cash Flow Productivity

125%
100%
75%
50%
25%
0%
98%
Target = 90%
FY 07
FY 08
FY 09
FY 10
FY 11
FY 12
FY 13

FY 2013 Results
Returning Value to Shareholders

$ billions	FY '13
Dividends	$6.5
Share Repurchase	6.0
Value to Shareholders	$12.5
% of Net Earnings	110%

FY 2014 Guidance
Tailwinds and Headwinds

Tailwinds

- Positive market share momentum
- New innovations
- Productivity and Cost Savings

Headwinds

- Weaker underlying market growth
- Currency
- Rapidly developing policy environment

FY 2014 Guidance
Organic Sales & EPS Growth

	FY'14
Organic Sales Growth	+3% to +4%
Currency	-2%
All-in Sales Growth	+1% to +2%
Core Earnings Per Share	+5% to +7%
All-in Earnings Per Share	+7% to +9%

FY 2014 Guidance
Front-Half vs. Back-Half

	Front-Half	Back-Half
Currency Headwind	Significant	Uncertain
Manufacturing Start-up Costs	Relatively high	Annualized
Venezuelan Bolivar devaluation	Not in base	Annualized
Productivity Savings	Builds throughout the year	
Western Europe Bleach Divestiture	In base period

FY 2014 Guidance
Foreign Exchange

- 2 point top-line growth headwind
- ~6 point earnings growth headwind

MEGA
Paket
Prima
aktif bebek
ALO
ULTRA

FY 2014 Guidance
Productivity

Cost of Goods

- ~$1.4 billion in savings
- ~6% manufacturing productivity improvement

Overheads

- Reductions ahead of initial targets
- Will look to accelerate FY'15 reductions into FY'14

Marketing

- Expect spending to increase in absolute dollars, but decrease modestly as a % of sales

FY 2014 Guidance
Returning Value to Shareholders

$ billions	FY '14
Dividends	$6.5+
Share Repurchase	$5 to $7
Value to Shareholders	$11.5 to $13.5
Free Cash Flow Productivity	~90%
Shareholder Yield* % of market cap	5% to 6%

*Shareholder Yield calculated based on market cap of about $215 billion.

FY 2014 Guidance
Risks Not Included in Guidance

- Unrest in Egypt
- Venezuela – price controls, access to Dollars for imported products, devaluation
- Incremental currency headwinds

Guidance Approach

- Balanced, realistic
- Transparent
- Focused on long-term shareholder value creation

Value Creation

Value creation – for consumers and shareholders – is our clear priority

Sales Growth
Margin Improvement
Asset Efficiency
Profit Growth
Cash Flow Growth
Total Shareholder Return

Value Creation
Focused Strategies and Operating Plans

- Core businesses
- Prioritized developing markets
- Company Portfolio

TSR

Shareholder Value Co-Drivers

Innovation + Productivity

=

Growth and Value Creation

TSR

Productivity
Strengthening and Accelerating

- Opportunities in all elements of cost
- Parallel processing on short cycle times

ARIEL

Productivity
Cost of Goods Sold

- Further localization in developing markets

- Supply chain redesign in developed markets

Productivity
Non-Manufacturing Overheads

- Regional go-to-market designs
- Leaner central staff

Productivity
Marketing

Improve Marketing ROI:

1. Message clarity
2. Optimized media mix
3. Efficient non-media spending

Operating Discipline

- Better Execution
- More consistently and reliably
- Every day, everywhere

Ace
Tide

Strategic Investments

- R&D / Innovation
- Go-to-Market

FY 2014 Priorities and Focus Areas

- Value creation
- Invest in innovation
  and go-to-market capabilities
- Productivity savings
- Operating discipline

TSR

Key Themes

Balanced shareholder and consumer value equations

Balanced Value Creation Drivers

Sales
Cash
Earnings

Balanced Time Horizons

Short term
Mid term
Long term

Balanced Market Strategies & Plans

Developed
Developing

Consumer Value
Pricing Contribution to Sales Growth

6%
5%
4%
3%
2%
1%
0%
FY 05
FY 06
FY 07
FY 08
FY 09
FY 10
FY 11
FY 12
FY 13

Consumer Value Equations

Bounty
BRAUN
CoolTec
ILLUMINA COLOR
Downy
UNSTOPABLES
Tide
PODS
Crest
3D WHITE
always
Cascade
PLATINUM.
Oral-B
PROFESSIONAL
Deep Sweep
ZzzQuil
PANTENE
EXPERT
AgeDefy
Gillette
Fusion
PROGLIDE

Consumer Value Equations

IAMS
SO GOOD!
GAIN
Pampers
Baby Dry
6 TRÈS GROS
= 8
SELECT-A-SIZE
SUR MESURE
Bounty
DURABLE!
VIDAL SASSOON
PRO SERIES
VS FLEXIBLE HOLD
VS MOISTURE
Gillette MACH3
SENSITIVE
OLAY

Forward Looking Statements

Certain statements in this release or presentation, other than purely historical information, including estimates, projections, statements relating to our business plans, objectives, and expected operating results, and the assumptions upon which those statements are based, are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements generally are identified by the words "believe," "project," "anticipate," "estimate," "intend," "strategy," "future," "opportunity," "plan," "may," "should," "will," "would," "will be," "will continue", "will likely result," and similar expressions. Forward-looking statements are based on current expectation and assumptions that are subject to risks and uncertainties which may cause results to differ materially from the forward-looking statements. We undertake no obligation to update or revise publicly any forward-looking statements, whether because of new information, future events or otherwise.

Risks and uncertainties to which our forward-looking statements are subject include: (1) the ability to achieve business plans, including growing existing sales and volume profitably and maintaining and improving margins and market share, despite high levels of competitive activity, an increasingly volatile economic environment, lower than expected market growth rates, especially with respect to the product categories and geographical markets (including developing markets) in which the Company has chosen to focus, and/or increasing competition from mid- and lower tier value products in both developed and developing markets; (2) the ability to successfully manage ongoing acquisition, divestiture and joint venture activities to achieve the cost and growth synergies in accordance with the stated goals of these transactions without impacting the delivery of base business objectives; (3) the ability to successfully manage ongoing organizational changes and achieve productivity improvements designed to support our growth strategies, while successfully identifying, developing and retaining particularly key employees, especially in key growth markets where the availability of skilled employees is limited; (4) the ability to manage and maintain key customer relationships; (5) the ability to maintain key manufacturing and supply sources (including sole supplier and plant manufacturing sources); (6) the ability to successfully manage regulatory, tax and legal requirements and matters (including product liability, patent, intellectual property, price controls, import restrictions, environmental and tax policy), and to resolve pending matters within current estimates; (7) the ability to resolve the pending competition law inquiries in Europe within current estimates; (8) the ability to successfully implement, achieve and sustain cost improvement plans and efficiencies in manufacturing and overhead areas, including the Company's outsourcing projects; (9) the ability to successfully manage volatility in foreign exchange rates, as well as our debt and currency exposure (especially in certain countries with currency exchange controls, such as Venezuela, China, India and Argentina); (10) the ability to maintain our current credit rating and to manage fluctuations in interest rate, increases in pension and healthcare expense, and any significant credit or liquidity issues; (11) the ability to manage continued global political and/or economic uncertainty and disruptions, especially in the Company's significant geographical markets, due to a wide variety of factors, including but not limited to, terrorist and other hostile activities, natural disasters and/or disruptions to credit markets, resulting from a global, regional or national credit crisis; (12) the ability to successfully manage competitive factors, including prices, promotional incentives and trade terms for products; (13) the ability to obtain patents and respond to technological advances attained by competitors and patents granted to competitors; (14) the ability to successfully manage increases in the prices of commodities, raw materials and energy, including the ability to offset these increases through pricing actions; (15) the ability to develop effective sales, advertising and marketing programs; (16) the ability to stay on the leading edge of innovation, maintain a positive reputation on our brands and ensure trademark protection; and (17) the ability to rely on and maintain key information technology systems and networks (including Company and third-party systems and networks), the security over such systems and networks, and the data contained therein. For additional information concerning factors that could cause actual results to materially differ from those projected herein, please refer to our most recent 10-K, 10-Q and 8-K reports.

Regulations FD and G Disclosures

For a full reconciliation, please visit:
www.pg.com/investors

175 Years of Innovation
1837

The Procter & Gamble Company: Reg G Reconciliation of Non-GAAP measures

In accordance with the SEC’s Regulation G, the following provides definitions of the non-GAAP measures used in Procter & Gamble's September 4, 2013 Barclays Back-to-School Conference and associated slides with the reconciliation to the most closely related GAAP measure.  The measures provided are as follows:
1.	Organic Sales Growth – page 1
2.	Core Earnings Per Share (EPS) – page 2
3.	Adjusted Free Cash Flow – page 3
4.	Adjusted Free Cash Flow Productivity – page 3

1. Organic Sales Growth:
Organic sales growth is a non-GAAP measure of sales growth excluding the impacts of acquisitions, divestitures and foreign exchange from year-over-year comparisons.  We believe this provides investors with a more complete understanding of underlying sales trends by providing sales growth on a consistent basis.  Organic sales is also one of the measures used to evaluate senior management and is a factor in determining their at-risk compensation.  The reconciliation of reported sales growth to organic sales is as follows:

Total P&G	Net Sales Growth	Foreign Exchange Impact	Acquisition/ Divestiture Impact*	Organic Sales Growth
FY 2010	3%	1%	-1%	3%
FY 2011	5%	0%	-1%	4%
FY 2012	3%	0%	0%	3%
FY 2013	1%	2%	0%	3%
FY 2014 (Estimate)	1% to 2%	2%	0%	3% to 4%

*Acquisition/Divestiture Impact includes rounding impacts necessary to reconcile net sales to organic sales.

2. Core EPS:
This is a measure of the Company’s diluted net earnings per share from continuing operations excluding certain items that are not judged to be part of the Company’s sustainable results or trends.  This includes FY 2013 holding gain on the buyout of our Iberian joint venture, FY 2013 and 2012 charges related to incremental restructuring due to increased focus on productivity and cost savings, FY 2013 charge from the balance sheet impact of the Venezuela devaluation, charges in FY’s 2013, 2012, 2011 and 2010 related to European legal matters, FY 2013 and 2012 impairment charges for goodwill and indefinite lived intangible assets, a significant benefit in FY 2011 from the settlement of U.S. tax litigation primarily related to the valuation of technology donations, a FY 2010 charge related to a tax provision for retiree healthcare subsidy payments in the U.S. healthcare reform legislation, and incremental restructuring charges in FY 2009 to offset the dilutive impact of the Folgers divestiture.  We believe the Core EPS measure provides an important perspective of underlying business trends and results and provides a more comparable measure of year-on-year earnings per share growth.  Core EPS is also one of the measures used to evaluate senior management and is a factor in determining their at-risk compensation.  The reconciliation of diluted net earnings per share to Core EPS is provided below:

Fiscal Year Data:	FY 2013	FY 2012	FY 2011	FY 2010	FY 2009
Diluted Net Earnings Per Share - Continuing Operations	$3.86	$3.12	$3.85	$3.47	$3.35
Impairment Charges	$0.10	$0.51	-	-	-
Settlement from U.S. Tax Litigation	-	-	($0.08)	-	-
Charges for European legal matters	$0.05	$0.03	$0.10	$0.09	-
Taxation of retiree healthcare subsidy	-	-	-	$0.05	-
Incremental restructuring	$0.18	$0.20	-	-	$0.09
Gain on buyout of Iberian JV	($0.21)	-	-	-	-
Venezuela balance sheet devaluation impacts	$0.08	-	-	-	-
Rounding Impacts	($0.01)	($0.01)	-	-	($0.01)
Core EPS	$4.05	$3.85	$3.87	$3.61	$3.43
Core EPS Growth	5%	-1%	7%	5%

Note – All reconciling items are presented net of tax.  Tax effects are calculated consistent with the nature of the underlying transaction.  The charge for the significant settlement from U.S. tax litigation is tax expense.

3. Adjusted Free Cash Flow:
Adjusted free cash flow is defined as operating cash flow less capital spending and the after-tax impacts of tax payments on divestitures.  We view adjusted free cash flow as an important measure because it is one factor in determining the amount of cash available for dividends and discretionary investment.  Adjusted free cash flow is also one of the measures used to evaluate senior management and is a factor in determining their at-risk compensation.  The reconciliation of adjusted free cash flow is provided in the table below (amounts in millions).

4. Adjusted Free Cash Flow Productivity:
Adjusted free cash flow productivity is defined as the ratio of adjusted free cash flow to net earnings excluding impairment charges, the gains of certain divestitures and the gain from the buyout of the Iberian JV in 2013.  Given the size of these impairment charges and gains, as well as our view that they are not part of our sustainable business, we have excluded the gains from our calculation.  The Company’s long-term target is to generate free cash productivity at or above 90 percent of net earnings.  Adjusted free cash flow productivity is also one of the measures used to evaluate senior management.  We believe this provides a better perspective of our underlying liquidity trends.  The reconciliation of adjusted free cash flow productivity is provided in the table below (amounts in millions):

	Operating Cash Flow	Capital Spending	Tax Payment on Divestitures	Adjusted Free Cash Flow	Net Earnings	Divestiture / Other Gain	Impairment	Net Earnings excluding Divestiture Gain & Impairment	Adjusted Free Cash Flow Productivity

FY ‘07	$13,410	($2,945)		$10,465	$10,340			$10,340	101%
FY ‘08	$15,008	($3,046)		$11,962	$12,075			$12,075	99%
FY ‘09	$14,983	($3,238)		$11,745	$13,522	$2,011		$11,511	102%
FY ‘10	$16,131	($3,067)	$980	$14,044	$12,846	$1,585		$11,261	125%
FY ‘11	$13,330	($3,306)		$10,024	$11,927			$11,927	84%
FY ‘12	$13,284	($3,964)	$519	$9,839	$10,904	$1,418	($1,503)	$10,989	90%
FY ‘13	$14,873	($4,008)		$10,865	$11,402	$623	($290)	$11,069	98%